UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2021

INTELGENX TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Delaware	000-31187	87-0638336
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

6420 Abrams
 St- Laurent, Quebec, Canada H4S 1Y2
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (514) 331-7440

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.00001 par value	IGXT	OTCQB
	IGX	TSX Venture Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Loan Agreement

In connection with the proposed up-listing from the TSX Venture Exchange to the Toronto Stock Exchange of common shares, warrants and debentures of IntelGenx Technologies Corp. (the "Corporation") as set out in the conditional approval letter of the Toronto Stock Exchange dated August 12, 2021 (the "Up-Listing"), on September 14, 2021, ATAI Life Sciences AG ("atai") and IntelGenx Corp. (the "IntelGenx"), a wholly owned subsidiary of the Corporation, agreed to amend and restate the existing loan agreement dated March 8, 2021, as previously amended on May 14, 2021 (as amended and restated, the "Loan Agreement"), for the purpose of increasing the principal amount of loans available to IntelGenx and extending the maturity date of the loans to January 5, 2024.  atai already advanced a tranche in the amount of $2,000,000 to IntelGenx on March 8, 2021 and a second tranche in the amount of $500,000 on May 14, 2021.  atai has agreed to provide a third tranche in the amount of $3,000,000 to IntelGenx on or about January 7, 2022 and a fourth tranche on about January 6, 2023 in the amount of $3,000,000, subject in each case to certain conditions.

Deed of Hypothec

Also in connection with the proposed Up-Listing and the Loan Agreement, on September 14, 2021, IntelGenx and atai entered into a deed of hypothec (the "Hypothec").  Under the Hypothec, IntelGenx has hypothecated assets in favor of atai to secure the repayment of all indebtedness under the Loan Agreement.

The foregoing is a summary of certain material terms and conditions of the Loan Agreement and Hypothec and is not a complete discussion of such agreements.  Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Loan Agreement and Hypothec which [will be filed as exhibits to the Corporation's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2021.]

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K under the headings "Loan Agreement" and "Deed of Hypothec" is incorporated by reference into this Item 2.03.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELGENX TECHNOLOGIES CORP.

Date: September 15, 2021

By: /s/ Horst G. Zerbe
Horst G. Zerbe
Chief Executive Officer